AdvanceDesigns® Variable Annuity AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity SecureDesigns® Variable Annuity Variflex® Variable Annuity Variflex® LS Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 28, 2010,
To Prospectus Dated May 1, 2010

Effective June 1, 2010, the names of the following subaccounts will change. All references to the former names in the Prospectus dated May 1, 2010 are hereby changed to reflect the new names effective June 1, 2010:

Former Name	New Name
Van Kampen LIT Comstock	Invesco Van Kampen V.I. Comstock
Van Kampen LIT Government	Invesco Van Kampen V.I. Government
Van Kampen UIF Equity and Income	Invesco Van Kampen V.I. Equity and Income
Van Kampen UIF Emerging Markets Equity	Morgan Stanley UIF Emerging Markets Equity

Effective June 7, 2010, the name of the Rydex | SGI VT International Opportunity Subaccount will change to the Rydex | SGI VT International Long Short Select Subaccount. All references to the former name in the Prospectus dated May 1, 2010 are hereby changed to reflect the new name effective June 7, 2010.

Please Retain This Supplement For Future Reference